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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                ----------------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 2, 2005

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                              DIGITAL FUSION, INC.
             (Exact name of registrant as specified in its charter)

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         Delaware                    000-24073                   52-1256615
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

                4940-A Corporate Drive, Huntsville, Alabama 35805
               (Address of principal executive offices) (Zip Code)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

                                ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Section 1 - Registrant's Business and Operations.

Item 1.02. Termination of a Material Definitive Agreement.

1. Termination of Rhino Group Consulting Agreement

On September 2, 2005, Digital Fusion, Inc.(the "Company"), and the Rhino Group, of which Lt. General (Ret.) Frank Libutti ("Lt. Gen. Libutti") is the sole owner, mutually terminated the Company's consulting agreement dated as of April 1, 2005 (the "Consulting Agreement"), with Rhino Group. The Consulting Agreement was terminated because Lt. Gen. Libutti was hired as the Company's interim Chief Executive Officer effective as of September 2, 2005 (as more fully described in Item 5.02(c) below).

The initial term of the Consulting Agreement was for a period of one year commencing on April 1, 2005. Under the terms of the Consulting Agreement, Rhino Group would receive compensation at the rate of $200.00 for each hour of service performed by Lt. Gen. Libutti. The Company was not obligated during the term of the Consulting Agreement for consulting fees and expenses of more than $59,900.00.

Since the termination of the Agreement was by mutual consent, the Company will not incur any termination penalties.

2. Termination of the Amended and Restated Employment Agreement of Mr. Roy E. Crippen, III.

Effective September 2, 2005, the Amended and Restated Employment Agreement (the "Employment Agreement") between the Company and Mr. Roy E. Crippen, III ("Mr. Crippen") was terminated by the Company's Board of Directors.

The Employment Agreement was terminated by the Company without cause; therefore, the Company is obligated to pay Mr. Crippen his current base salary for a period of 18 months after September 2, 2005. Such payments will be made in accordance with the Company's current customary payroll procedures. The Company is also, obligated pursuant to the terms and conditions of the Employment Agreement, to pay Mr. Crippen any performance bonuses (pro rated up through September 2, 2005) he would be due for the year 2005. The Company must provide Mr. Crippen medical coverage with substantially similar terms as his current medical coverage in effect on September 2, 2005. Any and all vested options, warrants or other securities awarded to Mr. Crippen pursuant to any of the Company's equity incentive plans shall, as of September 2, 2005, immediately vest and become exercisable and all such vested options, warrants or other securities shall remain exercisable by Mr. Crippen for the duration of the period during which the options, warrants or other securities would have remained exercisable if Mr. Crippen had remained employed by the Company. Any unvested options, warrants or other securities awarded to Mr. Crippen pursuant to any of the Company's equity incentive plans shall expire effective as of September 2, 2005, and shall become null and void.

Section 5 - Corporate Governance and Management.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective September 2, 2005, the Company's Board of Directors voted to terminate the employment of Mr. Crippen as the Company's Chief Executive Officer.

(c)(1) The Board of Directors of the Company elected Former Under Secretary and current Board member, Lt. Gen. Frank Libutti, 60, as interim Chief Executive Officer, effective September 2, 2005.

(c)(2) Lt. Gen. Libutti became a director of the Company in April 2005. Lt. Gen. Libutti served as the first Under Secretary for Information Analysis and Infrastructure Protection Directorate at the U.S. Department of Homeland Security. From 2002 to May 2003, Lt. Gen. Libutti served as the New York Police Department's First Deputy Commissioner of Counter-Terrorism. Prior to NYPD, Lt. Gen. Libutti had a long and distinguished career in the Marine Corps, retiring in October 2001 as Lieutenant General.

(c)(3) As of the date of this filing, Lt. Gen. Libutti does not have an employment contract with the Company. For his services as interim Chief Executive Officer, Lt. Gen. Libutti will receive a base annual salary of $175,000.00. The Company will provide Lt. Gen. Libutti reimbursement of reasonable expenses incurred for his travel between his personal residence located in Washington, D.C., and Huntsville, Alabama, until Lt. Gen. Libutti can relocate his personal residence to Huntsville, Alabama. The Company will provide Lt. Gen. Libutti an apartment until he can locate his personal residence to Huntsville, Alabama.

A press release was issued on September 7, 2005, announcing the election of Lt. Gen. Libutti and the termination of the Employment Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of the Company has amended Article II, Section 8 of the Company's Bylaws, effective September 2, 2005, to provide that regular meetings of the Board shall occur quarterly rather than monthly.

The full text of the amended Bylaws is attached hereto as Exhibit 3.1, and is incorporated herein by reference in response to this Item 5.03.

Item 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

Exhibit No.                       Description

 3.1*          Amendment to the Bylaws of the Company, dated September 2, 2005.

99.1*          Press Release dated September 7, 2005, issued by Digital Fusion,
               Inc.


*Filed herewith.

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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                            Digital Fusion, Inc.

Date: September 9, 2005                                     By: /s/ Gary S. Ryan
                                                                ----------------
                                                                Gary S. Ryan
                                                                President

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                                  Exhibit Index
                                  -------------

Exhibit No.                       Description

 3.1*          Amendment to the Bylaws of the Company, dated September 2, 2005.

99.1*          Press release dated September 7, 2005, issued by Digital Fusion,
               Inc.

*Filed herewith.